                                                                      EXHIBIT 10

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2-21-02                          /s/ TC SUTTON
                                         Thomas C. Sutton

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2-21-02                          /s/ GLENN S. SCHAFER
                                         Glenn S. Schafer

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2-21-02                          /s/ DAVID R. CARMICHAEL
                                         David R. Carmichael

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2-21-02                          /s/ AUDREY L. MILFS
                                         Audrey L. Milfs

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2-21-02                          /s/ KHANH T. TRAN
                                         Khanh T. Tran

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



Dated:  2-28-02                          /s/ EDWARD R. BYRD
                                         Edward R. Byrd

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  2/21/02                          /s/ BRIAN D. KLEMENS
                                         Brian D. Klemens

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David R. Carmichael, Sharon A. Cheever, Diane N. Ledger, Jeffrey S. Puretz, Jane A. Kanter, Keith T. Robinson and Robin Yonis his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him/her in his/her name, place, and stead, in any and all Registration Statements applicable to Pacific Select Separate Account of Pacific Life Insurance Company, Pacific Select Exec Separate Account of Pacific Life Insurance Company, Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company, Separate Account A of Pacific Life Insurance Company, Separate Account B of Pacific Life Insurance Company and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  3/4/02                           /s/ JAMES T. MORRIS
                                         James T. Morris